                                                                      EXHIBIT 24

Gateway 2000, Inc.
Form 10-K; Power of Attorney


     The undersigned constitutes and appoints William M. Elliott and Stephanie
G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1996, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law (collectively, the "Filing").

     The undersigned grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or the substitute or substitutes of said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney will become effective on the date entered below and will remain effective until the Filing of the Form 10-K has been completed or until sooner revoked at the sole discretion of the undersigned. All prior powers of attorney given by the undersigned for this purpose are hereby revoked and replaced with this Power of Attorney as of the date entered below.

                                    Signed: /s/ Charles G. Carey
                                            ------------------------------------
                                    Printed name: Charles G. Carey
                                                  ------------------------------
                                    Date: 2/19/97
                                          --------------------------------------
Gateway 2000, Inc.
Form 10-K; Power of Attorney


     The undersigned constitutes and appoints William M. Elliott and Stephanie
G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1996, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law (collectively, the "Filing").

     The undersigned grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or the substitute or substitutes of said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney will become effective on the date entered below and will remain effective until the Filing of the Form 10-K has been completed or until sooner revoked at the sole discretion of the undersigned. All prior powers of attorney given by the undersigned for this purpose are hereby revoked and replaced with this Power of Attorney as of the date entered below.

                                    Signed: /s/ James W. Cravens
                                            ------------------------------------
                                    Printed name: James W. Cravens
                                                  ------------------------------
Date: 3/24/97
      --------------------------------------

Gateway 2000, Inc.
Form 10-K; Power of Attorney

     The undersigned constitutes and appoints William M. Elliott and Stephanie
G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1996, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law (collectively, the "Filing").

     The undersigned grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or the substitute or substitutes of said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney will become effective on the date entered below and will remain effective until the Filing of the Form 10-K has been completed or until sooner revoked at the sole discretion of the undersigned. All prior powers of attorney given by the undersigned for this purpose are hereby revoked and replaced with this Power of Attorney as of the date entered below.

                                    Signed: /s/ George H. Krauss
                                            ------------------------------------
                                    Printed name: George H. Krauss
                                                  ------------------------------
Date:2/19/97
     --------------------------------------

Gateway 2000, Inc.
Form 10-K; Power of Attorney

     The undersigned constitutes and appoints William M. Elliott and Stephanie
G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1996, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law (collectively, the "Filing").

     The undersigned grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or the substitute or substitutes of said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney will become effective on the date entered below and will remain effective until the Filing of the Form 10-K has been completed or until sooner revoked at the sole discretion of the undersigned. All prior powers of attorney given by the undersigned for this purpose are hereby revoked and replaced with this Power of Attorney as of the date entered below.

                                    Signed: /s/ Douglas L. Lacey
                                            ------------------------------------
                                    Printed name: Douglas L. Lacey
                                                  ------------------------------
Date: 2/19/97
      --------------------------------------

Gateway 2000, Inc.
Form 10-K; Power of Attorney

     The undersigned constitutes and appoints William M. Elliott and Stephanie
G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1996, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law (collectively, the "Filing").

     The undersigned grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or the substitute or substitutes of said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney will become effective on the date entered below and will remain effective until the Filing of the Form 10-K has been completed or until sooner revoked at the sole discretion of the undersigned. All prior powers of attorney given by the undersigned for this purpose are hereby revoked and replaced with this Power of Attorney as of the date entered below.

                                    Signed: /s/ James F. McCann
                                            ------------------------------------
                                    Printed name: James F. McCann
                                                  ------------------------------
Date:   2/19/97
      --------------------------------------